UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) June 25, 2026
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TARSUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39614	81-4717861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17700 Laguna Canyon Road, Floor 4
Irvine, CA 92618
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (949) 418-1801
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TARS	The Nasdaq Global Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2026, Tarsus Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”).

At the close of business on April 27, 2026, the record date of the Annual Meeting, the Company had 43,023,959 shares of common stock outstanding and entitled to vote. The holders of a total of 38,237,214 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

1.The election of four nominees as Class III directors to serve until the Company’s 2029 annual meeting of stockholders.

2.An advisory vote to approve, on a non-binding basis, the Company’s named executive officer compensation.

3.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The number of votes cast for and against or withheld and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.        Board of Directors Election Results

The following nominees were elected to serve as Class III directors for a term that will continue until the 2029 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The number of votes cast regarding each nominee were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Wendy Yarno, MBA	34,398,690	374,956	3,463,568
Andrew Goldberg, M.D.	26,733,789	8,039,857	3,463,568
Scott Morrison	34,225,471	548,175	3,463,568
David E.I. Pyott, MBA	33,612,963	1,160,683	3,463,568

The following directors, in addition to Ms. Yarno, Dr. Goldberg, Mr. Morrison, and Mr. Pyott, will continue to serve as members of the Company’s Board of Directors (“Board”) until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Bobak Azamian, M.D., Ph.D., Katherine Goodrich, M.D., MHS, Bhaskar Chaudhuri, Ph.D., and William Link, Ph.D.

2.        Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement. The number of votes cast regarding the proposal were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
34,486,767	238,014	48,865	3,463,568

3.         Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm

The Company’s stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The number of votes cast for and against and the number of abstentions for this proposal were as follows (there were no broker non-votes for this proposal):

Votes For	Votes Against	Abstain
38,219,521	3,651	14,042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tarsus Pharmaceuticals, Inc.

Date:	June 29, 2026	By:	/s/ Bryan Wahl
Bryan Wahl
General Counsel and Secretary